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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  January 11, 2000
                                                 ------------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                      0-6533                 87-0277826
    ----------------------               ------             -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)         File No.)           Identification No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                              02116
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(Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code  (617) 425-0200
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Item 5.        Other Events.
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On January 11, 2000, Boston Life Sciences, Inc. announced that its anti-cancer fusion toxin licensed from Hebrew University in Jerusalem significantly inhibited experimental colon cancer growth in a well-recognized animal model. The fusion toxin, comprised of an antigen-specific targeting molecule coupled to a bacterial-derived cell killing toxin, is similar in concept to a monoclonal antibody (Mab) in that it targets a specific antigen present on a tumor cell's surface. In the case of the Company's fusion toxin, the targeting molecule is an analogue of Gonadotropin-releasing Hormone (GnRH) that specifically targets and binds to the GnRH receptors that are present on approximately 70% of adenocarcinomas. Adenocarcinomas account for approximately 70% of all solid tumors, including those of the colon, prostate and breast. Following internalization by the tumor cell of the GnRH analogue, the bacterial toxin attached to the GnRH targeting molecule is released into the cancer cell, resulting in cell death. The targeting and cell killing ability of the fusion toxin appears to be, at the very least, as efficient as that achieved by highly specific monoclonal antibodies, the Company said.

In this model designed to simulate very rapid cancer growth, human colon cancer cells were injected into nude mice and, after 5 days to allow for the cells to develop into a solid tumor, the mice were treated with the GnRH fusion toxin 4 times per week for 10 days. There was no apparent undesirable toxicity seen in any of the animals. After 18 days of growth, the tumors were removed and measured. The growth of the tumors in treated animals was suppressed approximately 80% compared to the growth of tumors in the control animals.


Item 7.        Exhibits.
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The following Exhibits are filed as part of this report on Form 8-K:

     99.1      Press Release, dated January 11, 2000.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        BOSTON LIFE SCIENCES, INC.


Dated: January 18, 2000                 By: /s/ Joseph Hernon
                                            -----------------------
                                            Joseph Hernon
                                            Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                             Page
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   99.1             Press Release, dated January 11, 2000               4 - 5

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